Exhibit 10.6

OMNIBUS MODIFICATION AGREEMENT

THIS OMNIBUS MODIFICATION AGREEMENT (this “Agreement”) is made effective as of this 25th day of September, 2012 (the “Effective Date”), by and among Spirit Master Funding, LLC, a Delaware limited liability company (“SMF”), Spirit Master Funding II, LLC, a Delaware limited liability company (“SMF II”) and Spirit Master Funding III, LLC, a Delaware limited liability company (“SMF III”; and collectively with SMF and SMF II, the “Issuers”), Spirit Realty Capital, Inc., a Maryland corporation (formerly known as Spirit Finance Corporation) (“Spirit”), Spirit Realty, L.P., a Delaware limited partnership (as successor by conversion to Spirit Finance Acquisitions, LLC, a Delaware limited liability company) (“Spirit LP”), Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation (the “Insurer”), Citibank, N.A., a national banking association (the “Indenture Trustee”), Spirit Property Holdings, LLC, a Delaware limited liability company (“Spirit Property Holdings”) and Spirit Pocono Corporation, a Pennsylvania corporation (“Spirit Pocono”).

WHEREAS, (i) the Issuers and the Indenture Trustee are parties to that certain Amended and Restated Master Indenture, dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Indenture”), (ii) the Issuers, Spirit, as Property Manager and Special Servicer, and Midland, as Back-Up Manager, are parties to that certain Amended and Restated Property Management and Servicing Agreement, dated as of March 17, 2006 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Property Management Agreement”), (iii) the Insurer, Spirit Master Funding, LLC, Spirit LP, Spirit Property Holdings, Spirit Master Holdings SPE, LLC, Spirit and Indenture Trustee entered into that certain Insurance and Indemnity Agreement dated as of July 26, 2005 (“Series 2005-1 Insurance Agreement”), (iv) the Insurer, Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit LP, Spirit Pocono, Spirit and Indenture Trustee entered into that certain Insurance and Indemnity Agreement dated as of March 17, 2006 (“Series 2006-1 Insurance Agreement”), and (v) the Insurer, Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC, Spirit LP, Spirit and Indenture Trustee entered into that certain Insurance and Indemnity Agreement dated as of March 29, 2007 (“Series 2007-1 Insurance Agreement”; and collectively with the Series 2005-1 Insurance Agreement and the Series 2006-1 Insurance Agreements, in each case as modified by that certain Amendment to Insurance and Indemnity Agreements dated as of March 31, 2009, the “Insurance Agreements”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Property Management Agreement or the Indenture.

WHEREAS, the Issuers are owned solely by Spirit LP, which is a wholly-owned subsidiary of Spirit. The current equity owners of Spirit desire to implement an UPREIT structure (the “UPREIT Transaction”) by (i) causing Spirit to contribute one percent (1%) of its equity interests in Spirit LP to Spirit General OP Holdings, LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of Spirit (“GP”), (ii) converting Spirit LP from a Delaware limited liability company into a Delaware limited partnership and (iii) changing the name of Spirit LP from “Spirit Finance Acquisitions, LLC” to “Spirit Realty, L.P.”. The initial, sole limited partner of Spirit LP following the UPREIT Transaction will be Spirit and the general partner will be GP.

WHEREAS, Spirit is planning to make an initial public offering of the common stock of Spirit and changing its name from “Spirit Finance Corporation” to “Spirit Realty Capital, Inc.” (the “Offering”).

WHEREAS, the parties also desire to amend the Property Management Agreement, the Indenture and the Insurance Agreements to permit (a) the conversion of Spirit LP into a Delaware limited partnership, (b) the change of the name of Spirit LP from “Spirit Finance Acquisitions, LLC” to “Spirit Realty, L.P.”, (c) issuances and transfers of partnership interests and other interests in Spirit LP and Spirit, whether directly or indirectly, as well as subsequent conversions of partnership interests in Spirit LP into publicly traded shares of Spirit, and (d) transfers of indirect interests in the Issuers as a result of subsequent trading activity occurring in the public markets.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.	CONDITIONS PRECEDENT

A.	Notice to Rating Agencies. Pursuant to Section 8.02 of the Indenture and Section 9.01 of the Property Management Agreement, the parties hereby acknowledge that notice of this Agreement has been timely provided to the Rating Agencies.

B.	No Insurer Default. In accordance with Sections 8.02 and 12.13 of the Indenture, the Insurer, as Controlling Party under each Series of Notes issued pursuant to the Indenture, hereby represents and warrants to the other parties to this Agreement that no Insurer Default has occurred and is continuing as of the Effective Date.

C.	Tax Opinion. The Indenture Trustee and the Insurer have received a Tax Opinion pursuant to Section 8.02 of the Indenture.

D.	Opinion to the Indenture Trustee. The Indenture Trustee has received an Opinion of Counsel pursuant to Section 8.05 of the Indenture with respect to the amendments to the Indenture contained in this Agreement.

E.	Consent Fee. Spirit has paid the consent fee and all other amounts due and payable to the Insurer in accordance with that certain Consent Fee Agreement dated as of June 28, 2012 by and between Spirit and the Insurer.

II.	AMENDMENT TO PROPERTY MANAGEMENT AGREEMENT

A.	The term “Change of Control” as defined in the Property Management Agreement is hereby deleted in its entirety and replaced with the following:

“Change of Control”: The sale of all or substantially all of the assets of Property Manager and/or Special Servicer.

III.	AMENDMENT TO INDENTURE

A.	Each of the parties to this Agreement, including the Insurer, as Controlling Party under each Series of Notes issued pursuant to the Indenture, hereby agrees to amend Section 9.06(a) of the Indenture by adding the following at the end of the paragraph:

Notwithstanding anything to the contrary herein, transfers of indirect interests in the Issuers, the Mortgage Loans, Mortgaged Properties and Leases as a result of (a) the issuance and public trading of shares in Spirit Realty Capital, Inc., a Maryland corporation (formerly known as Spirit Finance Corporation), (b) the issuance and transfers of limited partnership interests in Spirit Realty, L.P., a Delaware limited partnership (as successor by conversion to Spirit Finance Acquisitions, LLC), (c) the exchange of limited partnership interests in Spirit Realty, L.P. for shares in Spirit Realty Capital, Inc. and (d) transfers of any interests of any entity that owns equity interests in Spirit Realty Capital, Inc. and Spirit Realty, L.P. shall be permitted; provided that, in each case, at all times Spirit Realty Capital, Inc., maintains indirect control of the Issuers (collectively, “Permitted Transfers”).

For purposes of this Section 9.06(a), “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.

IV.	AMENDMENTS TO INSURANCE AGREEMENTS

A.	Section 2.3(e) of each Insurance Agreement is hereby amended by adding the following at the end of the paragraph:

Notwithstanding anything to the contrary herein, transfers of indirect interests in the Issuers, the Mortgage Loans, Mortgaged Properties and Leases as a result of (a) the issuance and public trading of shares in Spirit Realty Capital, Inc., a Maryland corporation (formerly known as Spirit Finance Corporation), (b) the issuance and transfers of limited partnership interests in Spirit Realty, L.P., a Delaware limited partnership (as successor by conversion to Spirit Finance Acquisitions, LLC), (c) the exchange of limited partnership interests in Spirit Realty, L.P. for shares in Spirit Realty Capital, Inc. and (d) transfers of any interests of any entity that owns equity interests in Spirit Realty Capital, Inc. and Spirit Realty, L.P. shall be permitted; provided that, in each case, at all times Spirit Realty Capital, Inc., maintains indirect control of the Issuers (collectively, “Permitted Transfers”).

For purposes of this Section 2.3(e), “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.

B.	Section 2.7(c) of each Insurance Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Ownership of Membership Interests. Except for Permitted Transfers, Spirit Realty, L.P. shall not sell, transfer, assign, or in any other manner dispose of its membership interests in any Issuer without the prior written consent of the Insurer.”

V.	MISCELLANEOUS

A.	Further Assurances. The parties each agree to execute and deliver to the other parties, upon reasonable demand, such further documents, instruments, and conveyances, and shall take such further actions, as are reasonably necessary or desirable to effectuate this Agreement.

B.	Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and the Noteholders as expressly provided under the Indenture.

C.	Entire Agreement; Amendments to Agreement. To the extent of any conflict between any of the Property Management Agreement, the Indenture or the Insurance Agreements (or any earlier modification of any of them) and this Agreement, this Agreement shall control. Except as hereby expressly modified herein, all terms of the Property Management Agreement, the Indenture and the Insurance Agreements (as any of them may have been previously modified by any written agreement) remain in full force and effect. No amendment or modification to any terms of this Agreement, waiver of any covenant, obligation, breach or default under this Agreement or termination of this Agreement (other than as expressly provided in this Agreement), shall be valid unless in writing and executed and delivered by the parties hereto.

D.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page.

E.	Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to any principles regarding conflict of laws.

F.

The Indenture Trustee. The Indenture Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Issuers, or the validity or sufficiency of this Agreement and the Indenture Trustee shall not be accountable or responsible for or with respect to nor shall the Indenture Trustee have any responsibility for provisions thereof. In entering into this Agreement, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.

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Signatures on following pages]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names by their respective duly authorized officers or representatives as of the Effective Date.

SPIRIT MASTER FUNDING, LLC,
a Delaware limited liability company

By:	/s/ Joni G. Barrett
Name:	Joni G. Barrett
Title:	Vice President

SPIRIT MASTER FUNDING II, LLC, a Delaware limited liability company

By:	/s/ Joni G. Barrett
Name:	Joni G. Barrett
Title:	Vice President

SPIRIT MASTER FUNDING III, LLC, a Delaware limited liability company

By:	/s/ Joni G. Barrett
Name:	Joni G. Barrett
Title:	Vice President

SPIRIT REALTY CAPITAL, INC., a Maryland corporation

By:	/s/ Joni G. Barrett
Name:	Joni G. Barrett
Title:	Vice President

Signature Page to Omnibus Modification Agreement

SPIRIT REALTY, L.P.,
a Delaware limited partnership

By:	Spirit General OP Holdings, LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Joni G. Barrett
	Name:	Joni G. Barrett
	Title:	Vice President

SPIRIT PROPERTY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Joni G. Barrett
Name:	Joni G. Barrett
Title:	Vice President

SPIRIT POCONO CORPORATION, a Pennsylvania corporation

By:	/s/ Joni G. Barrett
Name:	Joni G. Barrett
Title:	Vice President

Signature Page to Omnibus Modification Agreement

MIDLAND LOAN SERVICES, a Division of PNC Bank, National Association

By:	/s/ Bradley J. Hauger
Name:	Bradley J. Hauger
Title:	Senior Vice President

Signature Page to Omnibus Modification Agreement

AMBAC ASSURANCE CORPORATION,
a Wisconsin corporation

By:	/s/ David G. Gleeson
Name:	David G. Gleeson
Title:	First Vice President

Signature Page to Omnibus Modification Agreement

CITIBANK, N.A.,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ John Hannon
Name:	John Hannon
Title:	Vice President

Signature Page to Omnibus Modification Agreement